The Sage Variable Annuity Account A

                        The Sage Variable Life Account A

              Sage Life Assurance of America, Inc. (the "Company")

                         Supplement dated April 30, 2004

     This supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or the modified single payment combination fixed and variable life insurance contract.

Matters Affecting All Annuity and Life Insurance Contracts

Distribution of the Contracts

     Effective April 23, 2004, SL Distributors, Inc., the distributor (principal underwriter) of the Contracts, relocated its offices to c/o Conning Asset
Management  Company,  185 Asylum  Street,  CityPlace II,  Hartford,  Connecticut
06103.

New Address

         Please note the Company's new address:

                           175 King Street
                           Armonk, New York  10504

     Our Customer Service Center address (P.O. Box 290680, Wethersfield, CT 06129-0680) and phone number (877) 835-7243 remain the same.

Changes to Directors and Principal Executive Officers

     Effective April 30, 2004, Mr. Mitchell R. Katcher resigned as Director, President and Chief Executive Officer of the Company, and Mr. Gregory S. Gannon resigned as Vice President and Chief Financial Officer of the Company. Effective May 1, 2004, the following are the directors and principal executive officers of the Company.

         Jacques E. Dubois          Director and Chairman of the Board
         W. Weldon Wilson           Director and Chief Executive Officer
         Stephen R. McArthur        Director and President
         Raymond A. Eckert          Director, Vice President and Chief Financial Officer
         Patricia D. Harrigan       Vice President and Secretary
         Mark R. Sarlitto           Vice President and General Counsel
         Thomas J. Brunnegraff      Vice President and Treasurer

Changes That May Affect Your Contract

         Effective April 30, 2004, the following mergers occurred:

         INVESCO VIF Growth Fund into AIM V.I. Growth Fund
         INVESCO VIF Telecommunications Fund into INVESCO VIF Technology Fund AIM V.I. Global Utilities Fund into INVESCO VIF Utilities Fund
         AIM V.I. New Technology Fund into INVESCO VIF Technology Fund

     As a result of the merger, the INVESCO VIF Growth Fund, INVESCO VIF Telecommunications Fund, AIM V.I. Global Utilities Fund and AIM V.I. New Technology Fund have been merged out of existence and are no longer available for investment. Effective April 30, 2004, the INVESCO VIF Technology Fund and the INVESCO VIF Utilities Fund are redomesticated under AIM Variable Insurance Funds. The INVESCO VIF Utilities Fund is not available for investment.

     Effective April 30, 2004, if you are a Foundation Series Contract Owner, you may invest in the AIM V.I. Growth Fund (Series I Shares) of AIM Variable Insurance Funds. The prospectus for the AIM V.I. Growth Fund is included with this Supplement, for those Contract Owners invested in this Fund on April 30, 2004. The prospectus includes information regarding the investment objectives, strategies, policies, risks and the fees and expenses for the Fund.

Change Affecting Only Choice, Select, Freedom, and Plus Contracts Investing in SectorSelector(SM) Series of Funds

     In order to provide a wider array of investment choices to annuity contract owners investing in the SectorSelector(SM) series of Funds, effective April 30, 2004, the following additional Funds are available to annuity contract owners investing in the SectorSelector(SM) Series of Funds:

         MFS Total Return Series (Initial Class)
         Oppenheimer Capital Appreciation Fund/VA (Non-Service Class)
         Oppenheimer Main Street Small Cap Fund/VA (Non-Service Class)
         The Universal Institutional Funds Global Value Equity Portfolio (Class I Shares)

     Prospectuses for each of these Funds are being mailed concurrently with this Supplement. Please read the prospectuses carefully before investing in any of these Funds.

Change Affecting Only Choice, Select, Freedom, and Plus Contracts Investing in Foundation Series of Funds

     Effective April 30, 2004, the following Funds in the First American Insurance Portfolios, Inc. ("FAIP") are closed to additional purchase payments and transfers: Small Cap Growth Portfolio, International Portfolio, and Technology Portfolio. The Board of Directors of FAIP has decided to develop a Plan of Liquidation and Termination ("Plan") to liquidate each of these Funds before the end of 2004. The Plan is subject to FAIP Board of Directors' and shareholder approval. The Board of Directors of FAIP also concurred in the FAIP advisor's decision to eliminate the expense cap that is currently in place for each of these Funds effective September 1, 2004. As a result, once the expense cap has been eliminated, the expenses paid by each of these Funds are expected to increase substantially. Additional information will be sent to you regarding the planned closing of these Portfolios.

Information for All Contracts

Market Timing/Short-Term Trading

     Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios which are investment options for the Contracts are designed for short-term investing since such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an adviser's or sub-adviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). If the Company becomes aware of potentially harmful transfer activity, restrictions on transfers may be imposed by the Company. The Company reserves the right to take actions to restrict transfers including, but not limited to:

o restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

o    restricting transfers into and out of certain Variable Sub-Accounts.

     Transfer privileges also may be subject to restrictions and/or fees that may be imposed by the underlying Funds. Further, the Company reserves the right to defer the transfer privilege at any time when it is unable to purchase or redeem shares of the underlying Funds.

     We cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds. No assurance can be given that any or all possible forms of
potentially   harmful  transfer  activity  will  be  identified,   or  that  any
restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.